Aristotle Portfolio Optimization Moderate Conservative Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)

AFFILIATED OPEN-END FUNDS - 67.4%(a)	Shares	Value
Aristotle Core Equity Fund - Class I	1,197,615	$13,868,380
Aristotle Core Income Fund - Class I(b)	6,890,560	67,182,956
Aristotle Floating Rate Income Fund - Class I	319,152	3,041,519
Aristotle Growth Equity Fund - Class I	1,260,282	16,144,215
Aristotle High Yield Bond Fund - Class I	1,020,095	9,395,079
Aristotle International Equity Fund - Class I	1,323,185	14,171,314
Aristotle Short Duration Income Fund - Class I	2,095,749	21,229,937
TOTAL AFFILIATED OPEN-END FUNDS (Cost $139,957,531)		145,033,400

EXCHANGE TRADED FUNDS - 32.3%	Shares	Value
iShares MSCI EAFE Value ETF	63,504	3,308,558
iShares Russell 2000 Growth ETF	4,758	1,200,063
iShares Russell 2000 Value ETF	7,614	1,182,683
iShares TIPS Bond ETF	59,617	6,408,231
Vanguard Emerging Markets Government Bond ETF	86,935	5,542,106
Vanguard FTSE Emerging Markets ETF	78,644	3,232,268
Vanguard Mid-Cap Growth ETF	21,584	4,739,199
Vanguard Mid-Cap Value ETF	31,365	4,548,239
Vanguard Real Estate ETF	13,349	1,179,518
Vanguard Total Bond Market ETF	237,421	17,462,315
Vanguard Value ETF	139,455	20,848,522
TOTAL EXCHANGE TRADED FUNDS (Cost $66,090,112)		69,651,702

TOTAL INVESTMENTS - 99.7% (Cost $206,047,643)		$214,685,102
Other Assets in Excess of Liabilities - 0.3%		607,952
TOTAL NET ASSETS - 100.0%		$215,293,054

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to the “Transactions in Affiliates” for further disclosures related to these affiliated securities.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.